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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 28, 2003, included in the Annual Report on Form 10-K of EarthLink, Inc. for the year ended December 31, 2002, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.

                      /s/ Ernst & Young LLP

Atlanta, Georgia
April 1, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS